John Hancock Variable Insurance Trust

Supplement dated January 13, 2014

to the Prospectus

Dated April 29, 2013

Lifestyle Balanced Trust

On December 4, 2013, the shareholders of the fund approved an amended and restated investment objective and principal investment strategies for the fund as set forth below. These changes will be implemented on or about March 3, 2014. In connection with the implementation of these changes, Jeffrey N. Given and Luning “Gary” Li have been added as portfolio managers of the fund and John Hancock Asset Management may hire consultants to assist it in managing the fund. These consultants will not have management discretion over fund assets. In addition, a contractual expense cap on Other Expenses has been implemented as described below.

Portfolio Managers

Jeffrey N. Given and Gary Li have been added as portfolio managers of the fund. Bob Boyda, Steve Medina, Marcelle Daher and Nathan Thooft will continue to serve as portfolio managers of the fund. Mr. Given joined John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) in 1993, and is a Vice President. Mr. Li joined John Hancock Asset Management in December 2013 and is a Managing Director. Prior to joining John Hancock Asset Management, Mr. Li was Manager of Derivatives Risk Management at MetLife from June 2012 to December 2013, Director of Risk Management and Asset Allocation at the South Carolina Retirement Investment Commission from December 2011 to June 2012 and Director, Derivatives and Alternative Strategies at Evergreen Investments from June 2006 to January 2011.

Annual Fund Operating Expenses

The information found under “Annual Fund Operating Expenses” has been amended and restated as follows:

(expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fee	Distribution and service (12b-1) fees	Other Expenses	Acquired fund fees and expenses(1)	Total annual fund operating expenses	Contractual expense reimbursement(2)	Total annual fund operating expenses after expense reimbursements
Series I	0.04%	0.05%	0.02%	0.68%	0.79%	-0.02%	0.77%
Series II	0.04%	0.25%	0.02%	0.68%	0.99%	-0.02%	0.97%
Series NAV	0.04%	0.00%	0.02%	0.68%	0.74%	-0.02%	0.72%

(1) "Acquired fund fees and expenses" are based on the estimated indirect net expenses associated with the fund's anticipated investments in underlying investment companies.

(2) The Advisor has contractually limited other fund level expenses to 0.00%. These expenses consist of operating expenses of the fund excluding advisory fees, 12b-1 fees, short dividends, acquired fund fees, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2017 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The table under “Examples” in “Annual Fund Operating Expenses” is amended and restated as follows:

	Year 1	Year 3	Year 5	Year 10
Series I	$79	$246	$433	$972
Series II	$99	$309	$541	$1,207
Series NAV	$74	$230	$405	$912

Investment Objective and Principal Investment Strategies

Effective March 3, 2014, the investment objective and principal investment strategies for the fund are amended and restated as set forth below.

Investment Objective

To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Principal Investment Strategies

The fund, except as otherwise described below, normally invests primarily in underlying funds that invest primarily in equity securities (“Equity Funds”) and underlying funds that invest primarily in fixed-income securities (“Fixed-Income Funds”). The fund may also use certain risk management techniques to seek to manage the volatility of returns (i.e. standard deviation) and limit the magnitude of portfolio losses.

As described below, the fund may directly hold derivative instruments and collateral for these derivative instruments. The fund’s economic exposure to equities and fixed-income securities may fluctuate due to its risk management strategy as noted below. The fund may employ a risk management strategy to attempt to manage the volatility of returns and limit the magnitude of portfolio losses. The risk management strategy may cause the fund’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents (either directly or through investment in underlying funds or derivatives) to fluctuate and during extreme market volatility, the fund’s economic exposure to either equity or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The fund’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 55% although the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the fund’s objective.

The fund seeks long term growth of capital while attempting to manage the volatility of returns and limit the magnitude of portfolio losses. The fund seeks to limit the volatility of returns to a range of 8.25% to 10.25% (as measured by annualized standard deviation of the fund’s returns). However, during periods of prolonged low market volatility the actual volatility experienced by the fund will fall below the range due to maximum limits on equity and fixed income exposures.

Volatility is a measure of the magnitude of up and down fluctuations in the fund’s NAV over time as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The more a fund’s returns vary from the fund’s average return, the more volatile the fund and the higher the standard deviation. The purpose of managing the volatility of returns is to attempt to limit exposure to more volatile asset classes, including both equities and fixed-income asset classes, during periods of high volatility and protect the fund from losses during market declines. The fund also seeks to limit the magnitude of portfolio losses in order to limit exposure during market declines. There can be no assurance that the risk management strategy will be successful in managing the volatility of returns and limit the magnitude of portfolio losses.

In seeking to manage the volatility of returns and limit the magnitude of portfolio losses, the fund may employ certain risk management techniques using derivative instruments and may reallocate assets between the underlying Equity and Fixed-Income Funds. These derivatives may be used to increase or decrease the fund’s net equity exposure and will typically consist of stock index futures, but may also include stock index options, options on stock index futures, and stock index swaps. The fund may also employ risk management techniques using derivatives that may increase or decrease the fund’s exposure to certain types of fixed-income securities. These instruments may include government bond futures and swaps and credit default swaps. For more information about these derivative instruments in which the fund may invest, please see “Hedging And Other Strategic Transactions” risk section in the Statement of Additional Information. Fund assets employed for its risk management strategy include not only derivative instruments but also fixed-income instruments including fixed-income instruments used to cover derivative positions. Because equity and fixed-income derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the securities directly, the remainder of the assets used for the risk management strategy will be invested in a variety of fixed-income instruments. The fund may be required to hold cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The fund’s risk management strategy could limit the upside participation of the fund in strong, rising markets with high volatility and could underperform funds that do not use a risk management strategy.

The use of derivatives may be combined with asset allocation techniques. The timing and extent of these techniques will depend on several factors, including market movements. In general, when equity markets are more volatile or are declining, assets may be reallocated to Fixed-Income Funds, cash and/or cash equivalents, and short positions in equity derivative instruments. When equity markets rise, or if volatility is lower, assets may be reallocated to Equity Funds and stock index futures, options and swaps. Similarly, if fixed-income markets are volatile or are declining, assets may be reallocated to Equity Funds, cash and cash equivalents, and short positions in fixed-income derivative instruments. Even in periods of low volatility, the subadvisor may continue to use risk management techniques to protect against sudden market movements, preserve gains after favorable market conditions, and reduce losses in adverse market conditions. Due to the leverage provided by derivatives, the notional value of the fund’s derivative positions could exceed 100% of the fund’s assets.

In determining when to employ risk management techniques and/or reallocate assets between Equity Funds and Fixed-Income Funds, the subadvisor may use quantitative models that use historical factors such as market movements, and historical changes in the NAV of the fund to make this determination.

The subadvisor selects the percentage level to be maintained in specific underlying Equity Funds and Fixed-Income Funds, and cash and cash equivalents and may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. To maintain a target allocation in the underlying funds, daily cash flows for the fund may be directed to its underlying funds that most deviate from target.

The fund may invest in various Equity Funds that as a group hold a wide range of equity type securities. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of these Equity Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. The fund may also invest in Fixed-Income Funds that as a group hold a wide range of fixed-income securities including investment grade and below investment grade debt securities with maturities that range from short to longer term. The Fixed-Income Funds collectively hold various types of debt instruments, such as corporate bonds and mortgage backed, government issued, domestic and international securities. Equity Funds and Fixed-Income Funds may include funds that employ a passive investment style (i.e., index funds and exchange-traded funds (ETFs)) and at times most of the fund’s assets may be invested in index funds.

The fund may also invest in the securities of other investment companies including ETFs and may invest directly in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling. The fund may engage in active and frequent trading of portfolio securities and other instruments to achieve its primary investment strategies.

The fund bears its own expenses and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Use of Risk Management and Other Strategic Transactions. In addition to the risk management techniques described above, the fund is authorized to use other investment strategies referred to under “Hedging And Other Strategic Transactions” risk section including, without limitation, investing in foreign currency forward contracts, futures contracts including stock index and foreign currency futures, swaps including interest rate swaps, stock index swaps and credit default swaps and options including stock index options and options on stock index futures, among others.

Principal Risks

The following additional principal risks are added under “Principal Risks of Investing in the Fund of Funds.”

Risk Management Strategies May Not be Successful, May Limit Upside Potential or May Permit or Result in Losses. The purpose of the risk management strategies is to attempt to limit the fund’s exposure to more volatile asset classes during periods of high volatility and attempt to reduce the fund’s losses during market declines; however, there is no assurance that these strategies will be successful, and these risk management strategies could limit the upside participation of the fund in rising markets or even result in losses in rising markets. The application of risk management techniques can be complex, and misjudgments in implementation may result in under or over allocations to equity, fixed income and/or cash and cash equivalent exposure.

Quantitative Models May Not Produce the Desired Results. In determining when to employ risk management techniques and/or reallocate exposure among equity, fixed-income and cash, the subadvisor uses quantitative models that use historical market data. However, future market conditions may not be consistent with historical periods, and the historical data may not, therefore, prove to be an accurate predictor of future volatility or losses. The model also may not measure or analyze such data effectively Thus, the quantitative model may not produce the desired results and may not accurately forecast either future volatility or future large market declines, and this would affect the ability of a fund to be successful in managing the volatility of returns and limiting the magnitude of portfolio losses.

Leverage. Certain of the risk management techniques that would be used in the new strategy may involve indirect leverage. While these techniques would be intended to reduce downside exposure, in some cases leverage may magnify losses.

Hedging Risk. There may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures as a result of the risk management strategy could limit the upside participation of the fund in strong, rising markets with high volatility and could underperform funds that do not use a risk management strategy.

Use of Index Futures. While the use of index futures may involve a small investment of cash, the losses to a fund could exceed the amount invested, and in certain cases even the total value of the fund’s assets, due to the embedded leverage provided by the derivative. Index futures may also result in a loss to the fund if the counterparty to the transaction does not perform.

Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Short positions. In taking a short position, a fund seeks to profit from an anticipated decline in the value of a security or index of securities. If the security or index instead appreciates in value, the fund will incur losses by having to pay to close out its position at a higher price than the price it received to open that position. Unlike losses from declines in long positions in stocks or other securities (which may not exceed the original amount invested), the losses a fund may incur to close out a short position if the underlying security or index increases in value are potentially unlimited.

Liquidity Risk. There may not be sufficient liquidity in the relevant financial markets to implement the desired derivative positions, particularly in periods of high market volatility or distress.

Cash Collateral Risk. To the extent a fund maintains cash collateral required to cover its obligations under the derivative instruments used in its risk management strategy, such collateral holdings may have the effect of reducing overall portfolio returns. In addition, because such collateral positions cannot be eliminated or reduced unless the corresponding derivative obligation is eliminated or reduced, a large derivative position may materially limit the subadvisor’s flexibility in managing the fund.

Affiliated Insurance Companies. The Advisor may be influenced by the benefits to its affiliated life insurance companies in managing the fund and overseeing its subadvisors. The John Hancock insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the fund have a financial interest in preserving the value of the funds and reducing their volatility due to their obligations for these guaranteed benefits (the cost of providing these guaranteed benefits is related to several factors including the performance and volatility of the fund). To the extent the fund is successful in managing the volatility of returns and downside risk, the John Hancock insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the fund will also benefit from a reduction in their potential investment risk which will reduce their costs of hedging this risk and may reduce their reserve and capital requirements. These financial benefits to the John Hancock insurance companies may be material. The fund and the fund’s investment advisor have adopted procedures that are intended to address these conflicts and ensure that the fund is managed in accordance with its disclosed investment objectives and strategies.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.